SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2004


                                   IGIA, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-23506                    33-0601498
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)             File No.)               Identification No.)


11 West 42nd Street, 7th Floor, New York, New York                         10036
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (212) 575-0500


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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         IGIA, Inc. hereby amends its Current Report on Form 8-K, filed with the
Securities and Exchange Commission on July 27, 2004, in its entirety to read as follows:

Item 4.01  Changes in Certifying Accountant

         On July 20, 2004, IGIA, Inc. (the "Company") dismissed Paritz & Company P.A. ("Paritz") as its principal independent auditors, and the Company engaged Russell Bedford Stefanou Mirchandani LLP as its certifying accountant for the fiscal year ending February 28, 2005. The decision to engage Russell Bedford Stefanou Mirchandani LLP was approved by the Board of Directors of the Company. The Company has not previously consulted Russell Bedford Stefanou Mirchandani LLP.

         Paritz's reports on the consolidated financial statements of the Company for fiscal years ended June 30, 2003 and 2002 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; however, the audit reports for the years ended June 30, 2003 and 2002 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern. During fiscal years 2003 and 2002 and the subsequent interim period through July 20, 2004, there were no disagreements with Paritz regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of the disagreements in connection with its report. The Company requested that Paritz furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Paritz's letter, dated August 16, 2004, stating its agreement with such statements, is attached as Exhibit 16.1 and is hereby incorporated by reference.


Item 9.01  Financial Statements and Exhibits.

            (c) Exhibits:

            16.1     Letter from Paritz & Company P.A., dated August 16, 2004.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2004

                                              IGIA, INC.


                                              By: /s/ Kurt Streams
                                                  -----------------------------
                                              Name:  Kurt Streams
                                              Title: Chief Financial Officer